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                                                                    Exhibit 23.1


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Files No. 33-75622 and 33-83237) of Albemarle Corporation and Subsidiaries as of our report dated January 23, 2001 relating to the financial statements, which appears in this Form 10-K.



                                          /s/ PricewaterhouseCoopers LLP


                                              Richmond, Virginia
                                              February 28, 2001